Vanguard International Value Fund

Summary Prospectus

February 24, 2010

Investor Shares

Vanguard International Value Fund (VTRIX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
February 24, 2010, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	2%[1]
Account Service Fee (for fund account balances below $10,000)	$20/year

1 The 2% fee applies only if you redeem shares within two months of purchase by selling or by exchanging to another Vanguard fund, or if Vanguard liquidates your Fund account because the balance falls below the minimum initial investment for any reason, including market fluctuation.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.39%
12b-1 Distribution Fee	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.45%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests mainly in common stocks of companies located outside the United States that are considered by an advisor to be undervalued. Such stocks, called “value” stocks, often are out of favor in periods when investors are drawn to companies with strong prospects for growth. The prices of value stocks, therefore, may be below-average in relation to such measures as earnings and book value. The Fund invests in large-, mid-, and small-capitalization companies and is expected to diversify its assets across developed and emerging markets in Europe, the Far East, and Latin America. The Fund uses multiple investment advisors.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the global stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/ regional risk is especially high in emerging markets.

• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the global stock market. As a group,

non-U.S. value stocks tend to go through cycles of doing better—or worse—than the global market in general. These periods have, in the past, lasted for as long as several years. The Fund also may invest in small- and mid-capitalization stocks. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the global market, and they often perform quite differently.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes. MSCI EAFE Index and MSCI All Country World Index ex USA returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.94% (quarter ended June 30, 2009), and the lowest return for a quarter was –20.75% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard International Value Fund
Return Before Taxes	33.77%	5.70%	4.45%
Return After Taxes on Distributions	33.32	4.66	3.65
Return After Taxes on Distributions and Sale of Fund Shares	22.60	4.80	3.64
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
MSCI EAFE Index	31.78%	3.54%	1.17%
MSCI All Country World Index ex USA	42.14	6.30	3.12

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisors
AllianceBernstein L.P.

Edinburgh Partners Limited

Hansberger Global Investors, Inc.

Lazard Asset Management LLC

Portfolio Managers

Henry S. D’Auria, CFA, Co-Chief Investment Officer–International Value Equities and Chief Investment Officer–Emerging Markets Value Equities at AllianceBernstein. He has co-managed a portion of the Fund since 2004.

Kevin F. Simms, Co-Chief Investment Officer–International Value Equities and Director of Research–Global and International Value Equities at AllianceBernstein. He has co-managed a portion of the Fund since 2004.

Sandy Nairn, Investment Partner, Director, and Chief Executive of Edinburgh Partners. He has managed a portion of the Fund since 2008.

Aureole L. W. Foong, Managing Director of Emerging Markets at Hansberger Global Investors, Inc. He has co-managed a portion of the Fund since 2000.

Ronald Holt, CFA, CEO and Co-Chief Investment Officer of the Value Team at Hansberger Global Investors, Inc. He has co-managed a portion of the Fund since 2000.

Gabrielle Boyle, Senior Managing Director and Portfolio Manager at Lazard. She has co-managed a portion of the Fund since 2006.

Michael Powers, Managing Director and Portfolio Manager at Lazard. He has co-managed a portion of the Fund since 2006.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$3,000
To add to an existing account	$100 by check, exchange, wire, or electronic
bank transfer (other than Automatic Investment
Plan, which has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares or related services.

This page intentionally left blank.

Vanguard International Value Fund Investor Shares—Fund Number 46

CFA® is a trademark owned by CFA Institute.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SP46 022010